UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2008

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

105 Digital Drive, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 18, 2008, BioMarin Pharmaceutical Inc. (the “Company”) announced several corrections to an article released the same day by Bloomberg. The article was based on a telephone interview held on September 17, 2008 with Jean-Jacques Bienaimé, the Company’s Chief Executive Officer. The Company’s press release issued on September 18, 2008 is attached hereto as Exhibit 99.1.

In its correction of the article, the Company stated that it expects peak sales of Naglazyme® (galsulfase) could reach $300 million world wide and that it expects to be “more than half way there” by next year. Such statement was not intended to serve as sales guidance for 2009. The Company also stated in its correction of the Bloomberg article that peak sales of Kuvan® (sapropterin dihydrochloride) Tablets could reach $400 million in the U.S. and that, consistent with other orphan products, it could take several years to reach that level. The Company can not predict the exact time to peak sales for either product. To date, the Company has not provided any sales guidance for 2009 or subsequent years. As is the Company’s standard practice, it expects that it will provide guidance for 2009 in connection with the release of its full year 2008 financial results in February of 2009. All of this information is consistent with information that the Company has previously released publicly.

Some of the statements in this Current Report on Form 8-K are forward-looking statements about the business prospects of the Company, including, without limitation, statements about revenue expectations for Naglazyme and Kuvan and the long term market potential for each product. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. These risks and uncertainties include, among others: the Company’s success in the continued commercialization of Naglazyme and Kuvan; patient and physician perception and adoption of Kuvan; the percentage of PKU patients that are responsive to Kuvan; and those factors detailed in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the factors contained under the caption “Risk Factors” in the Company’s 2007 Annual Report on Form 10-K and the factors contained in the Company’s reports on Form 10-Q. Stockholders are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company is under no obligation, and expressly disclaims any obligation to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit 99.1	Press Release of the Company dated September 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation
(Registrant)

Date September 18, 2008	/s/ G. Eric Davis
G. Eric Davis
Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of the Registrant dated September 18, 2008

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